UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2011
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CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 17, 2011, CarMax Auto Funding LLC, a subsidiary of CarMax, Inc., filed a registration statement with the Securities and Exchange Commission to address the inadvertent offer and sale of asset-backed notes by CarMax Auto Owner Trust 2011-1 in March 2011 under an expired registration statement.  As a result, CarMax Auto Funding LLC is conducting a rescission offer whereby it may repurchase some or all of the $650 million of notes sold in that offering, to the extent that the initial note purchasers opt to accept the rescission offer.  We believe we will have access to sufficient funds to pay for any and all repurchases of the notes.

We do not believe that this matter will have a material impact on our business, sales or results of operations.

A registration statement relating to these notes (the “securities”) has been filed with the Securities and Exchange Commission but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

You may obtain a copy of the registration statement by making a request to CarMax Auto Funding LLC, 12800 Tuckahoe Creek Parkway, Suite 400, Richmond, Virginia 23238; telephone: (804) 935-4512.

Forward-Looking Statements

We caution readers that the statements contained in this Form 8-K about our ability to repurchase any or all of the notes and the impact of the rescission offer on our business, sales or results of operations, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. For more details on factors that could affect expectations, see our Annual Report on Form 10-K for the fiscal year ended February 28, 2011, and our quarterly or current reports as filed with or furnished to the Securities and Exchange Commission, as well as the risk factors identified in the Form S-3 filed by CarMax Auto Funding LLC on June 17, 2011 to effect the rescission offer.  Filings by CarMax, Inc. are publicly available on our investor information home page at investor.carmax.com.  Requests for information may also be made to the Investor Relations Department by email to investor_relations@carmax.com or by calling 1-804-747-0422 ext. 4287.  We disclaim any intent or obligation to update our forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 17, 2011	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Secretary